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Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
EXCHANGE ACT RULE 13a-14(a) and 15d-14(a)
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Gary R. Larsen, certify that:

  1.
  I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the fiscal year ended December 30, 2012 of Power-One, Inc.;

  2.
  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 29, 2013

/s/ GARY R. LARSEN Gary R. Larsen Senior Vice President, Finance, and Chief Financial Officer (Principal Financial Officer)

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  Exhibit 31.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO EXCHANGE ACT RULE 13a-14(a) and 15d-14(a) AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002